                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 17, 2000, in the Registration Statement (Form S-1 No. 333-17627) and related prospectus for HealthGrades.com, Inc. for the registration of 12,465,000 shares of its common stock dated June 19, 2000.



                                                  /s/ ERNST & YOUNG LLP
                                                  -------------------------
                                                      Ernst & Young LLP


Denver, Colorado
June 19, 2000